UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2009
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Certain statements contained herein and the documents incorporated herein are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” herein, could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

______________________________________________________________________________

Item 7.01. Regulation FD Disclosure.

We are hereby filing two risk factors in this Form 8-K to update the risk factors contained in our Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2008.

Unless otherwise indicated or unless the context requires otherwise, all references in this Form 8-K to "Trustmark," "we," "us," "our," or similar terms means Trustmark Corporation and its subsidiaries on a consolidated basis.

Risk Factors

Declines in Asset Values May Result in Impairment Charges and Adversely Affect the Value of Our Investments.

We maintain an investment portfolio that includes, among other asset classes, obligations of states and municipalities, agency mortgage-related securities and corporate securities.  As of September 30, 2009, we had approximately $1.5 billion of securities available for sale and $0.2 billion of securities held to maturity. We may be required to record mark-to-market adjustments on our investment securities.  The market value of investments in our investment portfolio may be affected by factors other than interest rates or the underlying performance of the issuer of the securities, such as ratings downgrades, adverse changes in the business climate and a lack of pricing information or liquidity in the secondary market for certain investment securities.  In addition, government involvement or intervention in the financial markets or the lack thereof or market perceptions regarding the existence or absence of such activities could affect the market and the market prices for these securities.

On a quarterly basis, we evaluate investments and other assets for impairment indicators.  As of September 30, 2009, we had total gross unrealized losses in respect of our temporarily impaired securities of $260,000.  We may be required to record impairment charges if our investments suffer a decline in value that is other-than-temporary.  If we determine that a significant impairment has occurred, we would be required to charge against earnings the credit-related portion of the other-than-temporary impairment, which could have a material adverse effect on our results of operations in the period in which a write-off, if any, occurs.

We are exposed to operational, reputational and regulatory risk and we must utilize new technologies to deliver our products and services.

As is customary in the banking industry, we are dependent upon automated and non-automated systems to record and process our transaction volume.  This poses the risk that technical system flaws, employee errors or tampering or manipulation of those systems by employees, customers or outsiders will result in losses.  Any such losses, which  may be difficult to detect, could adversely affect our financial condition or results of operations.  In addition, the occurrence of such a loss could  expose us to reputational risk, the loss of customer business, additional regulatory scrutiny or civil litigation and possible financial liability. We may also be subject to disruptions of our operating systems arising from events that are beyond our control (for example, computer viruses or electrical or telecommunications outages). We are further exposed to the risk that our third party service providers may be unable to fulfill their contractual obligations (or will be subject to the same risk of fraud or operational errors as us). These disruptions may interfere with service to our customers and result in a financial loss or liability that could adversely affect our financial condition or results of operations.

In order to deliver new products and services and to improve the productivity of existing products and services, the banking industry relies on rapidly evolving technologies.  Our ability effectively to utilize new technologies to address our customers’ needs and create operating efficiencies could materially affect our future prospects.  We can not provide any assurances that we will be successful in utilizing such new technologies.

Item 8.01.  Other Events.

(a) Segment Information

During the first quarter of 2009, Trustmark Corporation (“Trustmark”) realigned its management reporting structure to include three segments: General Banking, Wealth Management and Insurance.

As a result of these modifications and in accordance with Securities and Exchange Commission (“SEC”) accounting regulations, Trustmark has recast Note 19 - Segment Information, to its consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2008, which were previously included in Trustmark’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC, to reflect the revised segment data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006.

Copies of Trustmark's consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholders’ equity and cash flows, and the notes thereto (including the recast Note 19 - Segment Information), for each of the years in the three-year period ended December 31, 2008 and the accompanying report of KPMG LLP, independent registered public accounting firm to Trustmark Corporation, thereon, dated February 26, 2009, except for Note 19, as to which the date is November 30, 2009, are filed as exhibits to this Current Report on Form 8-K.

Other than the changes made to Note 19, there is no change to Trustmark’s consolidated financial statements as previously filed in the Annual Report on Form 10-K for the year ended December 31, 2008, including the notes thereto.

Trustmark extracted selected data from Note 19 to the Consolidated Financial Statements to create a table summarizing its segment data in Item 1 - Business in its Annual Report on Form 10-K/A (Amendment No. 1), at page 5 thereof, and to summarize segment results under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Results of Operation - Segment Information” at pages 44–46 thereof.  Readers are encouraged to review that disclosure in the context of the recast data contained in Note 19 to Trustmark's Consolidated Financial Statements as filed with this Current Report on Form 8-K.

General Banking is primarily responsible for all traditional banking products and services, including loans and deposits.  Beginning in 2009, Management began making its strategic decisions about General Banking as a segment that contained not only the revenues and expenses related to its traditional banking products and services but also included internal support provided by the strategic banking units within the former Administration segment such as Human Resources, Executive Administration, Treasury Administration and Corporate Finance.  Management determined that, effective with the beginning of the 2009 fiscal year, the aggregation of the former Administration segment with General Banking would allow for a more accurate determination of the financial performance of General Banking.  As a result, beginning in 2009, Management has made decisions about operating matters related to General Banking according to this new alignment.

Wealth Management provides customized solutions for affluent customers by integrating financial services with traditional banking products and services such as private banking, money management, full-service brokerage, financial planning, personal and institutional trust and retirement services.  Also, Wealth Management provides life insurance and risk management services through TRMK Risk Management, Incorporated, a wholly owned subsidiary of Trustmark National Bank (TNB).

Insurance includes two wholly owned subsidiaries of TNB:  The Bottrell Insurance Agency and Fisher-Brown, Incorporated.  Through Bottrell and Fisher-Brown, Trustmark provides a full range of retail insurance products including commercial risk management products, bonding, group benefits and personal lines coverage.

(b) Disclosure Regarding Impact of a Change in Interest Rates on Economic Value at Risk

Trustmark hereby amends its disclosure on the impact of a change in interest rates on economic value at risk, which appeared in the final paragraph of the section “—Asset/Liability Management —Market/Interest Rate Risk Management” in Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, to correct the disclosure regarding the estimated percentage change in net portfolio value at September 30, 2009, assuming that interest rates declined by 100 basis points, which was previously reported as a decline of 2.1% and is the only change to the information presented below.  That paragraph and the table which follows it are amended in its entirety and replaced with the following paragraph and table:

Another component of interest rate risk management is measuring the economic value-at-risk for a given change in market interest rates. The economic value-at-risk may indicate risks associated with longer term balance sheet items that may not affect net interest income at risk over shorter time periods. Trustmark also uses computer-modeling techniques to determine the present value of all asset and liability cash flows (both on- and off-balance sheet), adjusted for prepayment expectations, using a market discount rate. The net change in the present value of the asset and liability cash flows in the different market rate environments is the amount of economic value at risk from those rate movements which is referred to as net portfolio value. As of September 30, 2009, the economic value of equity at risk for an instantaneous up 200 basis point shift in rates produced an increase in net portfolio value of 1.9%, while an instantaneous 100 basis point decrease in interest rates produced a decrease in net portfolio value of 4.8%. In comparison, the models indicated a net portfolio value decrease of 6.5% as of September 30, 2008, had interest rates moved up instantaneously 200 basis points, and an increase of 0.5%, had an instantaneous 200 basis points decrease in interest rates occurred. Due to the historically low interest rate environment at September 30, 2009, the impact of a 200 basis point drop scenario was not calculated. The following economic value-at-risk table summarizes the effect that various rate shifts would have on net portfolio value:

	Estimated % Change in Net Portfolio Value
	9/30/2009	9/30/2008
Change in Interest Rates
+200 basis points	1.9%	-6.5%
+100 basis points	2.1%	-2.9%
-100 basis points	-4.8%	1.2%

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Consolidated balance sheets of Trustmark Corporation and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2008, including Notes, and report of  KPMG LLP, independent registered public accounting firm to Trustmark Corporation, thereon, dated February 26, 2009, except for Note 19, as to which the date is November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	November 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Consolidated balance sheets of Trustmark Corporation and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2008, including Notes, and report of  KPMG LLP, independent registered public accounting firm to Trustmark Corporation, thereon, dated February 26, 2009, except for Note 19, as to which the date is November 30, 2009.